Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of May 18,  2018, is by and among Contango Oil & Gas Company, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below (the “Lenders”), Royal Bank of Canada, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities therein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Credit Agreement, dated as of October 1, 2013, as amended by the First Amendment to Credit Agreement dated as of April 11, 2014, the Second Amendment to Credit Agreement dated as of October 28, 2014, the Third Amendment to Credit Agreement dated as of May 6, 2016 and the Fourth Amendment and Waiver to Credit Agreement dated as of March 7, 2018 (as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower,  the Administrative Agent and the Lenders intend to amend the Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.
Section 2. Amendments to the Credit Agreement.
(a) Amendment of Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by adding the following clause (g) to the end of such Section 2.08:

“(g) Unless otherwise agreed to in writing by the Required Lenders, on August 1, 2018, the Borrowing Base shall be reduced to $105,000,000; provided that, to the extent the Borrowing Base is adjusted at any time prior to such date to an amount less than $105,000,000, the Borrowing Base shall remain at such adjusted amount and not be increased pursuant to the terms of this Section 2.08(g).”

Section 3. Conditions to Effectiveness.  The Effective Date of this Amendment shall be deemed to occur on the date (the “Effective Date”) when the Administrative Agent has received counterparts of this Amendment duly executed by the Borrower, the

Administrative Agent, the Issuing Bank, the Swing Line Lender and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:
(a) the Administrative Agent shall have received, for the account of each Lender that is a signatory hereto, from the Borrower all agreed upon fees in connection with this Amendment;

(b) the Administrative Agent shall have received a certificate dated as of the date hereof, duly executed by an officer of the Borrower, certifying the representations and warranties set forth in Section 5 hereof are true and correct.

Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied (or waived in writing) on or prior to May 18,  2018.

Section 4. Borrowing Base.  On the Effective Date of this Amendment, the Borrowing Base shall be $110,000,000.  Such Borrowing Base shall be the Borrowing Base in respect of the May 1, 2018, Scheduled Redetermination Date and shall remain in effect until the Borrowing Base is redetermined or adjusted in accordance with the provisions of the Credit Agreement, including, without limitation, as amended by this Amendment.

Section 5. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and its Subsidiaries contained in the Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects), other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects (except to the extent such representations and warranties are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date; and

(b) no Default, Event of Default or Deficiency has occurred and is continuing.
Section 6. Loan Document; Ratification.
(a) This Amendment is a Loan Document. Each reference to the Credit Agreement in any Loan Document will deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Except as amended hereby, the Credit Agreement remains in full force and effect and the Borrower hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Credit Agreement as amended hereby.

Section 7. GOVERNING LAW.    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED

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HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Severability.    In the event that any one or more of the provisions contained in this Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 9. Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11. Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

CONTANGO OIL & GAS COMPANY

By: /s/ E. JOSEPH GRADY
Name: E. Joseph Grady
Title: Senior Vice President & CFO

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ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA

By: /s/ RODICA DUTKA
Name:  Rodica Dutka
Title:  Authorized Signatory

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ISSUING BANK:

ROYAL BANK OF CANADA,

By: /s/ EMILEE SCOTT
Name:  Emilee Scott
Title:  Authorized Signatory

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LENDER:

ROYAL BANK OF CANADA

By: /s/ JAY T. SARTAIN
Name:  Jay T. Sartain
Title:  Authorized Signatory

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SWING LINE LENDER:

ZB, N.A. DBA AMEGY BANK

By: /s/ MARK A. SERICE
Name: Mark A. Serice
Title: Senior Vice President

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LENDER:

ZB, N.A. DBA AMEGY BANK

By: /s/ MARK A. SERICE
Name: Mark A. Serice
Title: Senior Vice President

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LENDER:

REGIONS BANK

By: /s/ DANIEL G. STEELE
Name: Daniel G. Steele
Title: Managing Director

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LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ MATTHEW BRICE
Name: Matthew Brice
Title: Vice President

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LENDER:

COMPASS BANK

By: /s/ GABRIELA AZCARATE
Name: Gabriela Azcarate
Title: Vice President

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LENDER:

BARCLAYS BANK PLC

By: /s/ SYDNEY G. DENNIS
Name: Sydney G. Dennis
Title: Director

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LENDER:

CADENCE BANK

By: /s/ ANTHONY BLANCO
Name: Anthony Blanco
Title: SVP

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LENDER:

CITIBANK, N.A.

By: /s/ JEFF ARD
Name: Jeff Ard
Title: Vice President

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LENDER:

IBERIABANK

By: /s/ BLAKELY NORRIS
Name: Blakely Norris
Title: Vice President

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